Disciplined Growth Investor Presentation March 2016

Safe Harbor Statement 2 This presentation contains unaudited financial information and forward-looking statements. Statements that are not historical are forward-looking statements and may contain words such as “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “project,” “estimate,” and “objective” or similar terminology, concerning the Company’s future financial performance, business strategy, plans, goals and objectives. These expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s possible or assumed future performance or results of operations and are not guarantees. While these statements are based on assumptions and judgments that management has made in light of industry experience as well as perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances, they are subject to risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different. Such risks and uncertainties include, but are not limited to, economic conditions, product and price competition, supplier and raw material prices, foreign currency exchange rate changes, interest rate changes, increased legal expenses and litigation, legal and regulatory developments and other risks and uncertainties described under Item 1A, Risk Factors, in the Company’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (“SEC”). Such forward-looking statements are made as of the date hereof and we undertake no obligation to update these forward-looking statements regardless of new developments or otherwise. This presentation also contains certain measures that are not in accordance with U.S. generally accepted accounting principles (“GAAP”). The non-GAAP financial information presented herein should be considered supplemental to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company has provided this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations, and to provide an additional measure of performance which management considers in operating the business. A reconciliation of these items to the most comparable GAAP measures is provided in our filings with the SEC and in the Appendix to this presentation.

3 Our Mission Providing products and services to protect people and our planet Our Values We operate with the highest principles and deliver results through - Customer focus - Innovation - Continuous improvement - Teamwork and investing in our people Our Numbers  $768 M revenue, $103 M operating income (TTM as of 12/31/15)  ~$750 M market capitalization (3/4/16)  Diversified manufacturing from 9 facilities in 4 countries  Employees: ~2,200 worldwide

4 Experienced Management Team Dennis Martin Executive Chairman  President and Chief Executive Officer October 2010 – December 2015  Previously served as Chairman, President and CEO of General Binding Corporation  35+ years operational and leadership experience, primarily at Illinois Tool Works and Ingersoll-Rand Brian Cooper Chief Financial Officer  Appointed Chief Financial Officer May, 2013  Chief Financial Officer of Westell Technologies, Inc. from 2009-2013  Previously with Fellowes, Inc. (CFO), United Stationers, Borg-Warner Security and Amoco  Strong treasury, financial, M&A and strategy background Jennifer Sherman President and Chief Executive Officer  Appointed January, 2016  Previously Chief Operating Officer, Chief Administrative Officer, Secretary and General Counsel, with operating responsibilities for the Company’s Safety and Security Systems Group  Joined Federal Signal in 1994 as Corporate Counsel Ian Hudson Vice President, Corporate Controller  Appointed August, 2013  Previously served as Director of Accounting – Latin America and Asia Pacific at Groupon, Inc.  13+ years public accounting experience with Ernst & Young, LLP

Federal Signal Businesses Environmental Solutions (ESG)  Vactor vacuum trucks, sewer cleaners, and hydro-excavators  Elgin street sweepers  Jetstream waterblasters  FS Solutions rental centers, parts and service Safety and Security Systems (SSG)  Vehicle lights and sirens (U.S. PSS and Vama)  Indoor and outdoor mass warning and notification systems (Integrated Systems )  Signaling products SmartMsg Enabled Systems Enterprise Integrated Command Solution Sensors/ Detectors Cameras Networked PAGASYS Rack $534 M  Westech rugged vacuum trucks $234 M 5

6 Environmental Solutions (ESG) Market Share: ≈30-50% U.S. Customers Served • Municipal and other government customers, via #1 dealer network • Primary end users are contractors and rental companies serving industrial cleaning, construction, oil and gas, utility and other industries 59% 41% Sales by Geography U.S. Non-U.S. Safety and Security Systems (SSG) Market Share: ≈30% U.S. Customers Served • Municipal and other government customers, direct and via distributors, up-fitters and systems integrators • Industries utilizing warning and notification systems for a wide variety of facilities, including oil, gas, chemical, nuclear and others 82% 18% Sales by Geography U.S. Non-U.S. Federal Signal Businesses

Positioning for Profitable Growth Dennis Martin named Executive Chairman; Jennifer Sherman Appointed President and CEO Completion of acquisition of Westech Vac Systems Ltd. Entered into definitive agreement to acquire substantially all of the assets and operations of Joe Johnson Equipment Execution of new $325 million credit facility Completion of the sale of the Bronto Skylift business to Morita Corporation $ January 1, 2016 January 5, 2016 January 27, 2016 January 29, 2016 February 29, 2016 7

Strengthened Growth Platform Federal Signal is well positioned to weather business cycles and grow long term Succession planning and talent development Flexible manufacturing model New product development Portfolio realignment, Bronto divestiture Reinstated dividend Disciplined M&A process Strong Balance Sheet 8

2015 Results * • Market saturation due to quick, dramatic slowdown of oil & gas • Reduction and change in mix of backlog • Ongoing uncertainty in industrial markets • Higher projected hearing loss expense in 2H • Jetstream distribution changes and increased expense due to EPA engine compliance 2015 in Review and 2016 Headwinds 2015 Accomplishments 2016 Headwinds * Comparison versus FY 2014 9 • Record operating margins • Record operating margins at ESG • Focus on new product development & new end markets • Developed robust acquisition pipeline • Net sales of $768 M, down 1% • Operating income of $103 M, up 16% • Operating margin of 13.4%, up from 11.4% • Adjusted EPS of $1.02, up 16% from $0.88 • Cash flow from operations of $91 M, up 12% from $81 M • Work-down of backlog muted oil and gas impacts on 2015 operating income. • Mix and volume of ESG 2H orders continued to weaken as oil prices fell further.

• Strong cash flow  2015 cash flow from operations of $91 M, up from $81 M in 2014 • Robust financial position  Cash balance at 12/31/15 of $76 M, up from $24 M last year  Total debt at 12/31/15 was $44 M, compared to $50 M last year  Cash on hand exceeded total debt by $32M at 12/31/15 • Healthy returns to shareholders  $15.6 M paid in dividends, reflecting increase to $0.07 per share  $10.6 M used for share repurchases  Aggregate remaining authorization $69 M (~ 9% of market capitalization) • New five-year $325 million revolving credit facility • Completed sale of Bronto in January 2016  Initial proceeds of ~$83 M  Expect to receive additional proceeds of ~$4 M before end of Q2  Estimated taxes payable of ~$10 M 10 Balance Sheet and Cash Flow * * As of or for the year ending 12/31/2015

• Ongoing Initiatives to Grow Shareholder Value:  Create disciplined growth  Leverage invested capital  Diversify customer base  Improve manufacturing efficiencies and costs • Long-Range Goals:  Grow revenue faster than GDP, increasing industrial share  Strong Return on Invested Capital performance  Achieve consolidated operating margin of 12%  Grow EPS at an average rate in low to mid teens 2016 Priorities 11

12 Innovating for Growth ParaDIGm (ESG) G-Series (SSG)  Targeted global expansion in higher- margin industrial markets  Developed the Global Signaling (“G-Series”) line of internationally certified (ATEX or IECEx) products for rugged, hazardous industrial applications  Product design and development in under 12 months Vacuum excavation outside of oil & gas continues to grow, with municipal, utilities and construction adoption Targeted a new ParaDIGm truck design specifically for utility market Designed and built prototypes in less than 5 months Preparing for full product launch by mid- 2016

13 New Product Development Water Recycler (ESG) Introduced in February 2016 Saves water, re-using sewer water instead of clean water Increases productivity up to 100% – uninterrupted cleaning of more lines in less time Appears superior to existing competitive products Trailer-Mounted Jetter (ESG) Trailer and skid-mounted jetters being introduced in Q1 2016  Complements Vactor’s suite of products, filling need for smaller sewer-cleaning jetters Capitalizes on ESG’s expansive dealer network, support and service Cost-competitive and retrofits to many existing Vactor sewer cleaners

14 Joe Johnson Equipment Acquisition * Estimate based on unaudited financial statements prepared in accordance with Canadian Accounting Standards for Private Enterprises (ASPE). ** Includes estimated impact of resulting intercompany eliminations, including Federal Signal’s sales to JJE, which approximated $55 M in 2015.

Rental of Equipment Sewer & Street Maintenance Hydro Excavation, DOT & Industrial Vacuum Snow & Ice Control Refuse & Recycling Indoor Recreational Ice Products Industrial Service Sale of New Equipment Sale of Used Equipment Parts Full Maintenance Lease Programs Premier Infrastructure Maintenance Equipment Product Portfolio Infrastructure Efficiency Environment Safety Joe Johnson Equipment (JJE) Full Product and Service Offering Industry Segments 15

JJE Acquisition: Staying Close to the Core  Significantly expands our industrial footprint from 13 to 25 service centers throughout Canada and US  Expands our share of after-market activity  Allows capture of additional customer base  Attractive margin profile  Product offering to capture more market and respond to competition  Solid rental platform that we can leverage across North America, complementing existing Jetstream rentals  Strong municipal equipment distributor  Leverage existing channel to increase industrial coverage for our Jetstream, Guzzler and Westech products  JJE should benefit from new Canadian focus on infrastructure spend 16 * Estimated % of JJE revenues based on unaudited financial statements prepared in accordance with ASPE.

17 Acquisition Strategy – Stay Close To The Core • Complementary product/services offerings that better meet customer requirements • Channel access for FSC products to new or extended markets • Complementary offerings for new or underserved geographies Geographies Products Channels and Markets • Customer/channel expansion to new or underserved geographies Ideal Candidates: JJE checks a lot of boxes in our stated acquisition strategy • New offerings that can capitalize on existing FSC channels • Products utilizing FSC core production capabilities • Products and services that provide FSC with competitive advantage, e.g. “one stop shop solutions” Business Attributes  Aligned with strategies  Leadership in a market segment • Products to expand FSC core  Industrial focus, strong distribution • Similar manufacturing capabilities or opportunities to leverage 80/20 principles  Strong management Financial Attributes  Modest-sized “tuck-in” acquisitions with potential for larger transformative transactions  Identifiable synergies  Healthy recurring revenue  Solid operating margin opportunities  Earn more than the Company’s risk-adjusted cost of capital Note: Gray boxes highlight JJE’s fit with FSC stated acquisition strategy.

JJE – Expanding ESG Industrial Reach North American Industrial Market Coverage 18  Expands our after- market reach  Increases service center locations from 13 to 25  Serves majority of our end-customer concentrations

19 Shareholder Value Creation Create Disciplined Growth Organic & Acquisitions Diversify Customer Base Leverage Invested Capital Improve Manufacturing Efficiencies and Costs Long-term operating margin targets Grow revenue faster than GDP Grow EPS at an average % rate in low to mid teens Increase industrial revenue share Strong ROIC performance Grow Shareholder Value Consolidated ‒ 12% ESG ‒ 14-16% SSG ‒ 14-16%

20 Priority Driven Capital Allocation Internal Growth Initiatives Dividend Policy Share Repurchase Acquisitions

2016 Outlook

Adjusted EPS ranging from $0.70 to $0.80
Revenue flat or better, including acquisitions

Major Assumptions

- Adjustments to include items related to acquisitions
- $10-15 M in capital expenditures
- Income tax rate of ~36%
- No further deterioration in industrial markets

Positive Factors

+ Municipal markets healthy (~60% of revenue)
+ New product introductions: ParaDIGm, Water Recycler, G-Series, trailer-mounted jetter
+ Modest contribution from JJE acquisition
+ Strong balance sheet

Headwinds

– $12-14 M reduction of operating income from lower sales and pricing related to oil and gas
– Reduced backlog with less favorable mix
– $3 M tier IV engine cost increase
– $3 M Jetstream distribution changes
– $2 M non-recurring 2015 order cancellation recovery
– ~$4 M higher hearing loss trial costs in 2H

FEDERAL SIGNAL

21

22 Protecting People And Our Planet

Appendix • Group and Corporate Results • Consolidated Historical Financial Performance • Adjusted EPS • Total Debt to Adjusted EBITDA • Operating Margins • Estimated Global Sales • Company Products (Pictured) • Investor Information 23

24 $ millions, except % FY 2014 FY 2015 % Chg ESG Orders 555.6 449.2 -19% Sales 536.6 534.1 0% Operating income 81.9 96.9 18% Operating margin 15.3% 18.1% SSG Orders 251.8 236.9 -6% Sales 242.5 233.9 -4% Operating income 32.1 32.3 1% Operating margin 13.2% 13.8% Corporate expenses 25.3 26.0 3% Consolidated Orders 807.4 686.1 -15% Sales 779.1 768.0 -1% Operating income 88.7 103.2 16% Operating margin 11.4% 13.4% Appendix 1: G oup and Corpo ate Results

Appendix 2: Consolidated Historical Financial Performance* 25 ($ in millions) 2012 2013 2014 2015 Net sales $ 668.1 $ 712.9 $ 779.1 $ 768.0 % Growth, Year over Year 15.3% 6.7% 9.3% -1.4% Cost of sales 506.7 536.9 570.4 542.4 Gross profit $ 161.4 $ 176.0 $ 208.7 $ 225.6 % Margin 24.2% 24.7% 26.8% 29.4% Operating expenses 118.9 114.4 120.0 122.4 Operating income $ 42.5 $ 61.6 $ 88.7 $ 103.2 % Margin 6.4% 8.6% 11.4% 13.4% Interest expense 21.3 8.9 3.6 2.3 Debt settlement charges 3.5 8.7 - - Other expense, net 0.9 0.1 1.7 1.0 Pre-tax income $ 16.8 $ 43.9 $ 83.4 $ 99.9 * Consolidated financial results reflect only continuing operations of the Company.

Appendix 3: Adjusted Earnings per Share* * The adjusted financial measures presented above are unaudited and are not in accordance with U.S. generally accepted accounting principles (“GAAP”). The non-GAAP financial information presented herein should be considered supplemental to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company has provided this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations below, and to provide an additional measure of performance which management considers in operating the business. 26 ($ in millions, expect per share amounts) 2014 2015 Income from continuing operations 59.7$ 65.8$ Add: Income tax expense 23.7 34.1 Income before income taxes 83.4 99.9 Add: Restructuring - 0.4 Adjusted income before income taxes 83.4 100.3 Adjusted income tax expense (1) (2) (27.6) (35.6) Adjusted net income from continuing operations 55.8$ 64.7$ EPS from continuing operations (diluted) 0.94$ 1.04$ Adjusted EPS from continuing operations (diluted) 0.88$ 1.02$ (1) Adjusted income tax expense for the tw elve months ended December 31, 2015 excludes a $1.4 million net benefit from special tax items, comprised of a $4.2 million benefit associated w ith a tax planning strategy, offset by a $2.4 million adjustment to correct an overstatement of deferred tax assets and $0.4 million of expense associated w ith a change in the enacted tax rate in the U.K. Adjusted income tax expense for the tw elve months ended December 31, 2015 also excludes the tax effects of restructuring charges (2) Adjusted income tax expense for the tw elve months ended December 31, 2014 excludes the benefit of tw o special tax items: $3.5 million for the release of valuation allow ance against foreign deferred tax assets and $0.4 million associated w ith a change in the Spanish income tax rate

Appendix 4: Total Debt to Adjusted EBITDA The Company uses the ratio of total debt to adjusted EBITDA as one measure of its long-term financial stability. The ratio of debt to adjusted EBITDA is a non-GAAP measure that represents total debt divided by the trailing 12-month total of income from continuing operations before interest expense, restructuring charges, other expense, income tax expense, and depreciation and amortization expense. The Company uses the ratio to calibrate the magnitude of its debt and its debt capacity against adjusted EBITDA, which is used as an operating performance measure. We believe that investors use a version of this ratio in a similar manner. In addition, financial institutions (including the Company’s lenders) use the ratio in connection with debt agreements to set pricing and covenant limitations. For these reasons, the Company believes that the ratio is a meaningful metric to investors in evaluating the Company’s long-term financial performance and stability. Other companies may use different methods to calculate total debt to EBITDA. The following table summarizes the Company’s ratio of total debt to adjusted EBITDA, and reconciles income from continuing operations to adjusted EBITDA as of December 31, 2015 and 2014: 27 ($ in millions) 2014 2015 Total Debt 50.2$ 44.1$ Income from continuing operations 59.7 65.8 Add: Interest xpense 3.6 2.3 R tructuri g - 0.4 Other expense, net 1.7 1.0 Income tax expense 23.7 34.1 Depreciation and amortization 11.5 12.3 Adjusted EBITDA 100.2$ 115.9$ Total debt to adjusted EBITDA ratio 0.5 0.4 ($ in millions) Q4 2014 Q4 2015 Total Debt 50.2$ 44.1$ Less: Cash and cash equivalents (24.1) (76.0) Net Debt 26.1$ (31.9)$

Appendix 5: Operating Margins 28 Operating margin excludes the impact of restructuring charges in all periods Business Segment FY 2012 Operating Margin FY 2013 Operating Margin FY 2014 Operating Margin FY 2015 Operating Margin Long-term Margin Targets ESG 9.8% 12.3% 15.3% 18.1% 14% - 16% SSG 12.0% 11.3% 13.2% 14.0% 14% - 16% Consolidated 6.6% 8.7% 11.4% 13.5% 12%

Appendix 6: Estimated Global Sales 29 75% 19% 6% Sales by domestic subsidiaries within U.S (2015, in US $) Sales by domestic subsidiaries outside of U.S (2015, in US $)* Sales by non-U.S. subsidiaries outside of U.S (2015, in local currency) ** * Sales from the U.S. are predominantly denominated in U.S. dollars. ** Sales from and within other currency zones are predominantly in the source-location currencies.

Environmental Solutions Group Products 30

Safety and Security Systems Group Products 31

Safety and Security Integrated Systems Products SmartMsg Enabled Systems Enterprise Integrated Command Solution Sensors/Detectors Cameras Networked PAGASYS Rack Control Modules/Nodes Control Modules/Nodes Control Modules/Nodes 32

Investor Information 33 Stock Ticker NYSE: FSS Website www.federalsignal.com/investors Headquarters 1415 W. 22nd Street, Suite 1100 Oak Brook, IL 60523 Investor Relations Contacts: Telephone: 630-954-2000 Brian Cooper BCooper@federalsignal.com SVP, Chief Financial Officer Svetlana Vinokur SVinokur@federalsignal.com VP, Treasurer and Corporate Development